UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 11, 2022
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue
Des Moines, Iowa 50309-2580
515-242-4300

000-52378	NEVADA POWER COMPANY	88-0420104
(A Nevada Corporation)
6226 West Sahara Avenue
Las Vegas, Nevada 89146
702-402-5000

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name or former address, if changed from last report)
______________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
NEVADA POWER COMPANY	None
SIERRA PACIFIC POWER COMPANY	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01     Other Events.

As previously announced in our Current Report on Form 8-K filed on March 22, 2022, on March 18, 2022, Nevada Power Company and Sierra Pacific Power Company, both d/b/a NV Energy and indirect wholly-owned subsidiaries of Berkshire Hathaway Energy Company, entered into a plan of merger and merger agreement (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, including receipt of all necessary state and federal regulatory approvals, Sierra Pacific Power Company will merge with and into Nevada Power Company with Nevada Power Company to be the surviving corporation (the "Merger").

As also previously announced in our Current Report on Form 8-K filed on March 22, 2022, on March 21, 2022, Nevada Power Company and Sierra Pacific Power Company filed a joint application with the Public Utilities Commission of Nevada ("PUCN") for authorization of the Merger (the "Merger Application"). On October 11, 2022, the proceedings in the Docket relating to the Merger Application before the PUCN were postponed until November 2, 2022. As a result, we now expect that the effective time of the Merger will occur in the first half of 2023, subject to the satisfaction of the conditions set forth in the Merger Agreement.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: October 13, 2022
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

NEVADA POWER COMPANY
Date: October 13, 2022
/s/ Michael E. Cole
Michael E. Cole
Senior Vice President, Chief Financial Officer and Treasurer

SIERRA PACIFIC POWER COMPANY
Date: October 13, 2022
/s/ Michael E. Cole
Michael E. Cole
Senior Vice President, Chief Financial Officer and Treasurer
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